Treasury Shares	12 Months Ended
Dec. 31, 2021
Treasury Shares [Abstract]
TREASURY SHARES

20. TREASURY SHARES

The former general shareholders of International General Insurance Holdings Limited — Dubai approved in its extraordinary meeting dated 24 November 2013 the purchase of the company’s own shares up to 15% of the issued shares and to be treated as treasury shares in accordance with the applicable DIFC laws and regulations. Pursuant to the above authorization, 2,350 thousand treasury shares were purchased during 2019 which were recorded at an amount of USD 5,053 thousand. Total treasury shares amount as at 31 December 2019 was USD 20,103 thousand (note 27). During 2020, Treasury shares were eliminated as part of the Business Combination Agreement.